Exhibit 99.1

Sovos Brands Reports Third Quarter 2023 Financial Results

Sector-Leading Top and Bottom-Line Results Fueled by 26% Volume Growth

Rao’s Net Sales Grew 45% YoY Driven by Continued Household Penetration Gains

Louisville, Colo., November 8, 2023 (GLOBE NEWSWIRE) – Sovos Brands, Inc. (“Sovos Brands” or the “Company”) (Nasdaq: SOVO), one of the fastest-growing food companies of scale in the United States, today reported financial results for its third quarter ended September 30, 2023.

Third Quarter Highlights:

●	Net sales of $257.9 million increased 23.5% year-over-year
●	Organic net sales growth of 29.5% was driven by 25.8% volume and 3.7% pricing growth[1]
●	Rao’s net sales of $196.3 million increased 45.2% year-over-year, surpassing $700 million net sales on an LTM basis
o	Rao’s sauce dollar consumption grew 37.9% year-over-year driven by a 340-basis point increase in household penetration YoY to 15.2% and 38.6% distribution growth[2]
o	Rao’s franchise continued to expand its presence outside of sauce, with combined dollar consumption for the frozen, soup, and pasta categories up 42.8% year-over-year[2]
●	Gross margin increased 10-basis points to 29.7%; Adjusted gross margin[3] decreased 10-basis points to 29.7%
●	Net income was $1.4 million or $0.01 per diluted share, impacted by one-time costs related to the pending merger with Campbell’s; adjusted net income[3] was $20.6 million or $0.20 per diluted share
●	Adjusted EBITDA[3] of $39.0 million grew 32.2% year-over-year, inclusive of a 10.3% year-over-year combined increase in Marketing and R&D expense

“Sovos Brands delivered another exceptional quarter with 30% volume-led organic net sales growth and 32% adjusted EBITDA growth”, commented Todd Lachman, President and Chief Executive Officer. “Our sector-leading results were fueled by continued strength in the Rao’s franchise, which surpassed $700 million of LTM net sales and continued to make meaningful household penetration gains.”

Campbell Soup Company (“Campbell’s”) Merger Update

As disclosed in a Form 8-K filed on October 16, 2023, the Company’s merger with Campbell’s was approved at a special meeting of the Company’s stockholders with 99.99% of voting stockholders in favor. The closing of the merger continues to be subject to various remaining closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). As disclosed in a Form 8-K filed on October 23, 2023, the Company and Campbell’s each received a request for additional information (the “Second Request”) from the U.S. Federal Trade Commission (“FTC”) in connection with the agency’s review of the proposed merger. Issuance of the Second Request extends the waiting period under the HSR Act until 30 days after both the Company and Campbell’s substantially comply with the Second Request, unless the waiting period is extended voluntarily by the parties or terminated earlier by the FTC. The Company now expects to complete this transaction in 2024 and will continue to engage with the FTC on its review with the objective of closing in mid-2024.

Summary of Reported (GAAP) and Adjusted3 Results

	13 Weeks Ended				39 Weeks Ended
	September 30, 2023	September 24, 2022	Change		September 30, 2023	September 24, 2022	Change
Net sales ($ millions)	$257.9	$208.9	23.5%		$728.4	$616.3	18.2%
Net income (loss) ($ millions)	$1.4	$1.5	(2.6)%		$14.7	$(24.8)	159.2%
Net income (loss) margin (%)	0.6%	0.7%	(10)	bps	2.0%	(4.0)%	600	bps
Adjusted net income[3]	$20.6	$14.3	43.7%		$56.1	$40.8	37.6%
Diluted EPS	$0.01	$0.01	—%		$0.14	$(0.25)	156.0%
Adjusted diluted EPS[3]	$0.20	$0.14	42.9%		$0.55	$0.40	37.5%
Adjusted EBITDA[3]($ millions)	$39.0	$29.5	32.2%		$110.1	$82.8	33.0%
Adjusted EBITDA margin[3](%)	15.1%	14.1%	100	bps	15.1%	13.4%	170	bps

Summary of Reported and Organic1 Net Sales Growth – Third Quarter and Year-to-Date 2023

	13 Weeks Ended September 30, 2023
	Reported Net Sales	M&A	Organic Net Sales	Organic Net Sales Growth Key Drivers
	% Change	Contribution	% Change[1]	Volume	Price
Rao’s	45.2%		45.2%
noosa	0.6%		0.6%
Michael Angelo’s	(12.0)%		(12.0)%
Total Net Sales	23.5%	6.0%	29.5%	25.8%	3.7%

	39 Weeks Ended September 30, 2023
	Reported Net Sales	M&A	Organic Net Sales	Organic Net Sales Growth Key Drivers
	% Change	Contribution	% Change[1]	Volume	Price
Rao’s	37.7%		37.7%
noosa	3.1%		3.1%
Michael Angelo’s	(13.6)%		(13.6)%
Total Net Sales	18.2%	6.1%	24.3%	16.7%	7.6%

Third Quarter 2023 Results

Net sales of $257.9 million increased 23.5% year-over-year. Organic net sales growth1 of 29.5% was driven by 25.8% volume and 3.7% price. Results reflect another robust performance from the Rao’s franchise, which grew 45.2% year-over-year.

Gross profit of $76.5 million increased 23.7% versus the prior year period. Gross margin was 29.7%, up 10-basis points from the prior year period. Adjusted gross profit3 of $76.5 million increased 22.8% year-over-year supported by volume growth, productivity, and pricing. Adjusted gross margin3 was 29.7%, reflecting a 10-basis point decrease versus the prior year period. Pricing, productivity, and favorable mix from strong sauce growth were offset by inflation, as well as investments to support new product launches including Rao’s frozen pizza.

Total operating expenses of $64.5 million increased 26.1% year-over-year, driven in part by $10.8 million of one-time expenses related to the pending merger with Campbell’s. Adjusted operating expenses3 of $40.3 million increased 12.6% versus the prior year period, reflecting higher volume-driven selling expense, continued investments in talent and a 10.3% year-over-year increase in combined marketing and R&D investments.

Net interest expense was $8.6 million compared to $6.7 million in the prior year period due to higher interest rates.

Net income was $1.4 million, 0.6% of net sales, or $0.01 per diluted share. This compared to net income of $1.5 million, or $0.01 per diluted share in the prior year period. Adjusted net income3 was $20.6 million, or $0.20 per diluted share, as compared to adjusted net income of $14.3 million or $0.14 per diluted share in the prior year period.

Adjusted EBITDA3 of $39.0 million increased 32.2% versus the prior year period, benefitting from 22.8% growth for adjusted gross profit and adjusted operating expense leverage while reinvesting meaningfully into marketing and R&D. Adjusted EBITDA margin3 was 15.1%, up 100-basis points versus the prior year period.

Balance Sheet and Cash Flow Highlights

As of September 30, 2023, cash and cash equivalents were $202.5 million and total debt was $483.8 million, resulting in a net debt to last twelve months adjusted EBITDA3 ratio of 1.9x.

Cash from operating activities was $71.0 million in the 39-week period ended September 30, 2023, a $44.2 million increase as compared to the prior year period. Higher cash flow was driven by improved profitability and working capital. Year-to-date capital expenditures were $7.1 million.

Fiscal 2023 Outlook

Due to the pending merger with Campbell’s, Sovos Brands will not be providing forward looking guidance.

Footnotes:

(1) Organic net sales and organic net sales growth are defined as reported net sales or reported net sales growth excluding, when they occur, the impact of a 53rd week of shipments, acquisitions and divestitures. For discussions of fiscal 2023 results and guidance, organic net sales growth excludes the impact of the Birch Benders divestiture and the 53rd week in the prior year.

(2) Source: Market performance refers to dollar sales and unit growth rates as reported by Circana MULO in the 13-week period ended October 1, 2023. Household penetration refers to data reported by Circana All Outlet for the 52-week period ended October 1, 2023.

(3) Adjusted gross profit, adjusted gross margin, adjusted operating expense, adjusted operating income, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted net income, and adjusted diluted EPS are non-

GAAP measures. For additional information, including a reconciliation of adjusted results to the most directly comparable measures presented in accordance with GAAP, see the Non-GAAP Financial Information and Reconciliation of Non-GAAP Financial Measures sections of this release.

Earnings Conference Call Details

Due to the pending merger with Campbell’s, Sovos Brands will not be holding an earnings call. Press release materials are available publicly on the Investor Relations section of the Company’s website at ir.sovosbrands.com.

About Sovos Brands, Inc.

Sovos Brands, Inc. is a consumer-packaged food company focused on building disruptive growth brands that bring today’s consumers great tasting food that fits the way they live. The Company’s product offerings include a variety of pasta sauces, dry pasta, soups, frozen entrées, frozen pizza and yogurts, all of which are sold in North America under the brand names Rao’s, Michael Angelo’s and noosa. All Sovos Brands’ products are built with authenticity at their core, providing consumers with one-of-a-kind food experiences that are genuine, delicious, and unforgettable. The Company is headquartered in Louisville, Colorado. For more information on Sovos Brands and its products, please visit www.sovosbrands.com.

Contacts

Investors:

Joshua Levine
IR@sovosbrands.com

Media:

Lauren Armstrong

media@sovosbrands.com

Non-GAAP Financial Information

In addition to the Company’s results which are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company believes the following non-GAAP measures presented in this press release are useful in evaluating its operating performance: EBITDA, Adjusted EBITDA, EBITDA margin, Adjusted EBITDA margin, adjusted gross profit, adjusted gross margin, adjusted operating expenses, adjusted operating income, adjusted income tax (expense), adjusted effective tax rate, adjusted net income, and diluted earnings per share from adjusted net income. We define EBITDA as net income (loss) before net interest expense, income tax (expense) benefit, depreciation and amortization. We define Adjusted EBITDA as EBITDA adjusted for non-cash equity-based compensation costs, non-recurring costs, gain (loss) on foreign currency contracts, supply chain optimization costs, impairment of goodwill, transaction and integration costs and IPO readiness costs. EBITDA margin is determined by calculating the percentage EBITDA is of net sales. Adjusted EBITDA margin is determined by calculating the percentage Adjusted EBITDA is of net sales. Adjusted gross margin is determined by calculating the percentage of adjusted gross profit is of net sales. Adjusted gross profit, adjusted operating expenses, adjusted operating income, adjusted income tax (expense) and adjusted effective tax rate, and adjusted net income consists of gross profit, total operating expenses, operating income (loss), reported income tax (expense) benefit, reported effective tax rate and net income (loss) before non-cash equity-

based compensation costs, non-recurring costs, gain (loss) on foreign currency contracts, supply chain optimization costs, impairment of goodwill, transaction and integration costs (including costs related to the pending merger with Campbell’s), IPO readiness costs, acquisition amortization and tax-related adjustments that we do not consider in our evaluation of our ongoing operating performance from period to period as discussed further below. Diluted earnings per share from adjusted net income is determined by dividing adjusted net income by the weighted average diluted shares outstanding. Non-GAAP financial measures are included in this release because they are key metrics used by management to assess our operating performance. Management believes that non-GAAP financial measures are helpful in highlighting performance trends because non-GAAP financial measures eliminate non-recurring and unusual items and non-cash expenses, which we do not consider indicative of ongoing operational performance. Our presentation of non-GAAP financial measures should not be construed to imply that our future results will be unaffected by these items. By providing these non-GAAP financial measures, management believes we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing our strategic initiatives.

EBITDA, Adjusted EBITDA, EBITDA margin, Adjusted EBITDA margin, adjusted gross profit, adjusted gross margin, adjusted operating expenses, adjusted operating income, adjusted income tax (expense), adjusted effective tax rate, adjusted net income and diluted earnings per share from adjusted net income are not defined under GAAP. Our use of the terms EBITDA, Adjusted EBITDA, EBITDA margin, Adjusted EBITDA margin, adjusted gross profit, adjusted gross margin, adjusted operating expenses, adjusted operating income, adjusted income tax (expense), adjusted effective tax rate, adjusted net income and diluted earnings per share from adjusted net income may not be comparable to similarly titled measures of other companies in our industry and are not measures of performance calculated in accordance with GAAP. Our presentation of non-GAAP financial measures is intended to provide supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. Non-GAAP financial measures should not be considered as alternatives to operating income (loss), net income (loss), earnings (loss) per share, net sales or any other performance measures derived in accordance with GAAP, or as measures of operating cash flows or liquidity.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the pending merger with Cambell’s. These forward-looking statements are based on Sovos Brands’ current assumptions, expectations and beliefs and are subject to substantial risks, uncertainties, assumptions, and changes in circumstances that may cause Sovos Brands’ actual results, performance, or achievements to differ materially from those expressed or implied in any forward-looking statement.

With respect to the pending merger with Campbell’s, these risks and uncertainties include, but are not limited to:

●	the timing to consummate the pending merger;
●	our ability to retain and hire key personnel and other employees, which could require us to use more expensive or less effective resources to support our business or otherwise adversely affect our business, financial condition and results of operations;
●	the risk that a condition to closing of the pending merger may not be satisfied or that the closing of the pending merger might otherwise not occur;
●	the risk that regulatory approval required for the pending merger is not obtained or is obtained subject to conditions that are not anticipated;
●	the diversion of management time on transaction-related issues; and

●	the risk that the pending merger and its announcement could have an adverse effect on the Company’s ability to retain third-party relationships and related talent.

These and other risks and uncertainties are more fully described in Sovos Brands’ filings with the Securities and Exchange Commission (the “SEC”), including in the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 and other filings and reports that Sovos Brands may file from time to time with the SEC. Moreover, Sovos Brands operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can Sovos Brands assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements Sovos Brands may make. In light of these risks, uncertainties and assumptions, Sovos Brands cannot guarantee that future results, levels of activity, performance, achievements, or events and circumstances reflected in the forward-looking statements will occur. Forward-looking statements represent managements’ beliefs and assumptions only as of the date of this press release. Sovos Brands disclaims any obligation to update forward-looking statements except as required by law.

SOVOS BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except for share and per share data)

(Unaudited)

	13 Weeks Ended		39 Weeks Ended
	September 30, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Net sales	$257,944	$208,907	$728,370	$616,273
Cost of sales	181,451	147,090	510,358	445,525
Gross profit	76,493	61,817	218,012	170,748
Operating expenses:
Selling, general and administrative	58,471	43,965	149,518	117,329
Depreciation and amortization	6,039	7,209	18,023	21,612
Impairment of goodwill	—	—	—	42,052
Total operating expenses	64,510	51,174	167,541	180,993
Operating income (loss)	11,983	10,643	50,471	(10,245)
Interest expense, net	8,621	6,679	26,000	18,414
Income (loss) before income taxes	3,362	3,964	24,471	(28,659)
Income tax (expense) benefit	(1,936)	(2,500)	(9,810)	3,895
Net income (loss)	$1,426	$1,464	$14,661	$(24,764)
Earnings (loss) per share:
Basic	$0.01	$0.01	$0.14	$(0.25)
Diluted	$0.01	$0.01	$0.14	$(0.25)
Weighted average shares outstanding:
Basic	101,327,970	100,913,121	101,259,880	100,901,161
Diluted	103,775,264	101,613,928	102,851,599	100,901,161

SOVOS BRANDS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(Unaudited)

	September 30, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$202,524	$138,654
Accounts receivable, net	96,962	87,695
Inventories, net	80,629	92,602
Prepaid expenses and other current assets	7,326	11,974
Total current assets	387,441	330,925
Property and equipment, net	62,955	64,317
Operating lease right-of-use assets	11,482	13,332
Goodwill	395,399	395,399
Intangible assets, net	334,728	351,547
Other long-term assets	1,420	3,279
TOTAL ASSETS	$1,193,425	$1,158,799

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$54,395	$49,264
Accrued expenses	70,523	69,571
Current portion of long-term debt	202	99
Current portion of long-term operating lease liabilities	3,045	3,308
Total current liabilities	128,165	122,242
Long-term debt, net of debt issuance costs	483,588	482,344
Deferred income taxes	60,032	63,644
Long-term operating lease liabilities	11,867	14,063
Other long-term liabilities	590	483
TOTAL LIABILITIES	684,242	682,776

STOCKHOLDERS’ EQUITY:
Preferred Stock	—	—
Common Stock	101	101
Additional paid-in-capital	595,958	577,664
Accumulated deficit	(88,630)	(103,291)
Accumulated other comprehensive income	1,754	1,549
TOTAL STOCKHOLDERS’ EQUITY	509,183	476,023
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,193,425	$1,158,799

SOVOS BRANDS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	39 Weeks Ended
	September 30, 2023	September 24, 2022
Operating activities
Net income (loss)	$14,661	$(24,764)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	25,483	29,184
Equity-based compensation expense	18,294	13,240
Loss on foreign currency contracts	1,278	3,255
Non-cash interest expense	646	—
Deferred income taxes	(3,675)	(11,674)
Amortization of debt issuance costs	949	949
Non-cash operating lease expense	1,850	1,818
Provision for excess and obsolete inventory	2,663	2,350
Loss on disposal of property and equipment	296	—
Impairment of goodwill	—	42,052
Changes in operating assets and liabilities:
Accounts receivable, net	(9,267)	(13,234)
Inventories, net	9,309	(34,823)
Prepaid expenses and other current assets	363	215
Other long-term assets	32	372
Accounts payable	5,276	14,674
Accrued expenses	5,212	5,504
Other long-term liabilities	109	38
Operating lease liabilities	(2,459)	(2,386)
Net cash provided by operating activities	71,020	26,770
Investing activities
Purchases of property and equipment	(7,077)	(10,939)
Net cash (used in) investing activities	(7,077)	(10,939)
Financing activities
Repayments of capital lease obligations	(73)	(59)
Net cash (used in) financing activities	(73)	(59)
Net increase in cash and cash equivalents	63,870	15,772
Cash and cash equivalents at beginning of period	138,654	66,154
Cash and cash equivalents at end of period	$202,524	$81,926

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

	13 Weeks Ended				39 Weeks Ended
(In thousands)	September 30, 2023	% of Net sales	September 24, 2022	% of Net sales	September 30, 2023	% of Net sales	September 24, 2022	% of Net sales
Net income (loss) (1)	$1,426	0.6%	$1,464	0.7%	$14,661	2.0%	$(24,764)	(4.0)%
Interest expense, net	8,621	3.3	6,679	3.2	26,000	3.6	18,414	3.0
Income tax (expense) benefit	(1,936)	(0.8)	(2,500)	(1.2)	(9,810)	(1.3)	3,895	0.6
Depreciation and amortization	8,450	3.3	9,804	4.7	25,483	3.5	29,184	4.7
EBITDA(1)	20,433	8.0	20,447	9.8	75,954	10.4	18,939	3.1
Non-cash equity-based compensation(2)	6,367	2.4	4,606	2.2	18,294	2.5	13,240	2.1
Non-recurring costs(3)	341	0.1	1,211	0.6	2,375	0.3	3,611	0.6
Loss on foreign currency contracts(4)	1,080	0.4	2,758	1.3	1,278	0.2	3,255	0.5
Supply chain optimization(5)	—	—	497	0.2	128	—	1,291	0.2
Impairment of goodwill(6)	—	—	—	—	—	—	42,052	6.8
Transaction and integration costs(7)	10,802	4.2	—	—	12,115	1.7	59	—
Initial public offering readiness(8)	—	—	—	—	—	—	384	0.1
Adjusted EBITDA(1)	$39,023	15.1%	$29,519	14.1%	$110,144	15.1%	$82,831	13.4%

(1)
Net income (loss) as a percentage of net sales is also referred to as net income (loss) margin. EBITDA and Adjusted EBITDA as a percentage of net sales are also referred to as EBITDA margin and Adjusted EBITDA margin.
(2)
Consists of non-cash equity-based compensation expense associated with the grant of equity-based compensation provided to officers, non-employee directors and employees.
(3)
Consists of costs for professional fees related to organizational optimization and capital markets activities.
(4)
Consists of unrealized loss on foreign currency contracts.
(5)
Consists of write-downs associated with packaging optimization and a strategic initiative to move co-packaging production from an international supplier to a domestic supplier.
(6)
Consists of expenses for impairment of goodwill.
(7)
Consists of costs associated with the pending merger, the divestiture of the Birch Benders brand and certain related assets and other potential transactions.
(8)
Consists of costs associated with building the organizational infrastructure to support a public company environment.

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

				13 Weeks Ended
(In thousands, except share and per share data)	September 30, 2023
	Gross profit		Operating expenses	Operating income	Interest expense, net	Income tax (expense)	Net income
As reported (GAAP)	$76,493		$64,510	$11,983	$8,621	$(1,936)	$1,426
Adjustments:
Non-cash equity-based compensation(1)	—		(6,367)	6,367	—	—	6,367
Non-recurring costs(2)	—		(341)	341	—	—	341
Loss on foreign currency contracts(3)	—		(1,080)	1,080	—	—	1,080
Transaction and integration costs(6)	—		(10,802)	10,802	—	—	10,802
Acquisition amortization(8)	—		(5,607)	5,607	—	—	5,607
Tax effect of adjustments(9)	—		—	—	—	(4,855)	(4,855)
One-time tax (expense) items(10)	—		—	—	—	(218)	(218)
As adjusted	$76,493		$40,313	$36,180	$8,621	$(7,009)	$20,550

As adjusted (% of net sales)	29.7	%(11)	15.6%	14.0%	3.3%	(2.7)%	8.0%

Earnings per share:
Diluted							0.01
Adjusted Diluted							0.20
Weighted average shares outstanding:
Diluted for net income							103,775,264
Diluted for adjusted net income							103,775,264

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

				13 Weeks Ended
(In thousands, except share and per share data)	September 24, 2022
	Gross profit		Operating expenses	Operating income	Interest expense, net	Income tax (expense)	Net income
As reported (GAAP)	$61,817		$51,174	$10,643	$6,679	$(2,500)	$1,464
Adjustments:
Non-cash equity-based compensation(1)	—		(4,606)	4,606	—	—	4,606
Non-recurring costs(2)	—		(1,211)	1,211	—	—	1,211
Loss on foreign currency contracts(3)	—		(2,758)	2,758	—	—	2,758
Supply chain optimization(4)	497		—	497	—	—	497
Acquisition amortization(8)	—		(6,810)	6,810	—	—	6,810
Tax effect of adjustments(9)	—		—	—	—	(3,021)	(3,021)
One-time tax (expense) items(10)	—		—	—	—	(26)	(26)
As adjusted	$62,314		$35,789	$26,525	$6,679	$(5,547)	$14,299

As adjusted (% of net sales)	29.8	%(11)	17.1%	12.7%	3.2%	(2.7)%	6.8%

Earnings per share:
Diluted							0.01
Adjusted Diluted							0.14
Weighted average shares outstanding:
Diluted for net income							101,613,927
Diluted for adjusted net income							101,613,927

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

	39 Weeks Ended
(In thousands, except share and per share data)	September 30, 2023
	Gross profit		Operating expenses	Operating income	Interest expense, net	Income tax (expense)	Net income
As reported (GAAP)	$218,012		$167,541	$50,471	$26,000	$(9,810)	$14,661
Adjustments:
Non-cash equity-based compensation(1)	—		(18,294)	18,294	—	—	18,294
Non-recurring costs(2)	—		(2,375)	2,375	—	—	2,375
Loss on foreign currency contracts(3)	—		(1,278)	1,278	—	—	1,278
Supply chain optimization(4)	128		—	128	—	—	128
Transaction and integration costs(6)	150		(11,965)	12,115	—	—	12,115
Acquisition amortization(8)	—		(16,819)	16,819	—	—	16,819
Tax effect of adjustments(9)	—		—	—	—	(9,189)	(9,189)
One-time tax (expense) items(10)	—		—	—	—	(373)	(373)
As adjusted	$218,290		$116,810	$101,480	$26,000	$(19,372)	$56,108

As adjusted (% of net sales)	30.0	%(11)	16.0%	13.9%	3.6%	(2.7)%	7.7%

Earnings per share:
Diluted							0.14
Adjusted Diluted							0.55
Weighted average shares outstanding:
Diluted for net loss							102,851,599
Diluted for adjusted net income							102,851,599

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

				39 Weeks Ended
(In thousands, except share and per share data)	September 24, 2022
	Gross profit		Operating expenses	Operating income (loss)	Interest expense, net	Income tax (expense) benefit	Net income (loss)
As reported (GAAP)	$170,748		$180,993	$(10,245)	$18,414	$3,895	$(24,764)
Adjustments:
Non-cash equity-based compensation(1)	—		(13,240)	13,240	—	—	13,240
Non-recurring costs(2)	—		(3,611)	3,611	—	—	3,611
Loss on foreign currency contracts(3)	—		(3,255)	3,255	—	—	3,255
Supply chain optimization(4)	1,291		—	1,291	—	—	1,291
Impairment of goodwill(5)	—		(42,052)	42,052	—	—	42,052
Transaction and integration costs(6)	—		(59)	59	—	—	59
Initial public offering readiness(7)	—		(384)	384	—	—	384
Acquisition amortization(8)	—		(20,429)	20,429	—	—	20,429
Tax effect of adjustments(9)	—		—	—	—	(8,472)	(8,472)
One-time tax (expense) items(10)	—		—	—	—	(10,302)	(10,302)
As adjusted	$172,039		$97,963	$74,076	$18,414	$(14,879)	$40,783

As adjusted (% of net sales)	27.9	%(11)	15.9%	12.0%	3.0%	(2.4)%	6.6%

Earnings (loss) per share:
Diluted							(0.25)
Adjusted Diluted							0.40
Weighted average shares outstanding:
Diluted for net income							100,901,161
Diluted for adjusted net income							101,226,086

(1)	Consists of non-cash equity-based compensation expense associated with the grant of equity-based compensation provided to officers, non-employee directors and employees.
(2)	Consists of costs for professional fees related to organizational optimization and capital markets activities.
(3)	Consists of unrealized loss on foreign currency contracts.
(4)	Consists of write-downs associated with packaging optimization and a strategic initiative to move co-packaging production from an international supplier to a domestic supplier.
(5)	Consists of expenses for impairment of goodwill.
(6)	Consists of costs associated with the pending merger, the divestiture of the Birch Benders brand and certain related assets and other potential transactions.
(7)	Consists of costs associated with building the organizational infrastructure to support a public company environment.
(8)	Amortization costs associated with acquired trade names and customer lists.
(9)	Tax effect was calculated using the Company's adjusted annual effective tax rate.
(10)	Represents the removal of the tax effect of impairment of goodwill, costs associated with the pending merger, removal for remeasurement of deferred taxes related to intangibles for changes in deferred rate, the removal of the tax effect of non-deductible transaction costs and the removal of the excess tax benefits related to equity-based compensation vesting.
(11)	Adjusted gross profit as a percentage of net sales is also referred to as adjusted gross margin.

SOVOS BRANDS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(Unaudited)

	13 Weeks Ended		39 Weeks Ended
(In thousands)	September 30, 2023	September 24, 2022	September 30, 2023	September 24, 2022
Reported income tax (expense) benefit	$(1,936)	$(2,500)	$(9,810)	$3,895
Non-cash equity-based compensation(1)	(847)	(393)	(847)	(1,095)
Non-recurring costs(2)	(218)	42	(815)	(399)
Loss on foreign currency contracts(3)	—	(613)	—	(807)
Supply chain optimization(4)	4	(197)	(27)	(319)
Impairment of goodwill(5)	—	—	—	(10,276)
Transaction and integration costs(6)	(2,588)	(1)	(2,898)	(15)
Initial public offering readiness(7)	—	(1)	—	(448)
Acquisition amortization(8)	(1,424)	(1,884)	(4,975)	(5,415)
Adjusted income tax (expense)	$(7,009)	$(5,547)	$(19,372)	$(14,879)

Reported effective tax rate	57.6%	63.1%	40.1%	13.6%
Non-cash equity-based compensation(1)	(5.4)	(4.9)	(1.3)	0.7
Non-recurring costs(2)	(1.4)	0.5	(1.2)	0.3
Loss on foreign currency contracts(3)	—	(7.6)	—	0.5
Supply chain optimization(4)	—	(2.4)	—	0.2
Impairment of goodwill(5)	—	—	—	6.7
Transaction and integration costs(6)	(16.4)	—	(4.4)	—
Initial public offering readiness(7)	—	—	—	0.3
Acquisition amortization(8)	(9.0)	(23.3)	(7.5)	3.5
Adjusted effective tax rate	25.4%	25.4%	25.7%	25.8%

(1)	Tax effect adjustment of non-cash equity-based compensation expense associated with the grant of equity-based compensation provided to officers, non-employee directors and employees.
(2)	Tax effect adjustment of professional fees related to organizational optimization and costs for capital markets activities.
(3)	Tax effect adjustments of unrealized loss on foreign currency contracts.
(4)	Tax effect adjustments of write-downs associated with packaging optimization and a strategic initiative to move co-packaging production from an international supplier to a domestic supplier.
(5)	Tax effect adjustment of impairment of goodwill.
(6)	Tax effect adjustment of costs associated with the pending merger, the divestiture of the Birch Benders brand and certain related assets and other potential transactions.
(7)	Tax effect adjustment of costs associated with building the organizational infrastructure to support a public company environment.
(8)	Tax effect adjustment of amortization costs associated with acquired trade names and customer lists.